UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 29, 2014

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2014, First Mid-Illinois Bancshares, Inc. (the "Company") issued a press release announcing organizational changes for the Company. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Paul Saegesser, Chief Executive Officer of The Checkley Agency, Inc., doing business as First Mid Insurance Group (the “Insurance Group”) has announced plans to retire later this year. With the announcement of Mr. Saegesser’s retirement, Clay Dean, who has served as Senior Vice President, Business Development of First Mid-Illinois Bank & Trust, N.A. ("First Mid") from 2010-2012 and Senior Vice President, Chief Deposit Services Officer since November 2012, will assume the role of Chief Executive Officer of the Insurance Group. Prior to joining the Company, Mr. Dean served as a Vice President at New Alliance Bank in New Haven, Connecticut where he acted as the Bank’s principal business development officer. Mr. Dean will remain an Executive Committee member of First Mid and his existing employment contract will remain in effect.

The Company’s September 29, 2014 press release also announces that Amanda Lewis has been appointed Senior Vice President, Retail Banking Officer and has been appointed to the Executive Committee of First Mid. In her new role, Ms. Lewis will be responsible for the overall management of Retail Deposit Services including: training and development, credit card and merchant services sales, bank security, and developing policies, procedures and objectives. Ms. Lewis began her career with First Mid in 2001 and most recently served as Vice President, Director of Marketing.

On September 29, 2014, the Company and Ms. Lewis entered into an Executive Employment Agreement, effective September 29, 2014 and continuing for three years, until September 28, 2017, under which Ms. Lewis agrees to serve as Senior Vice President of the Company (the “Lewis Agreement”). Under the Lewis Agreement, Ms. Lewis will receive an annual base salary of $92,000 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Lewis Agreement also provides Ms. Lewis with severance benefits in the event of the termination of her employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Lewis Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1 Employment Agreement between First Mid-Illinois Bancshares, Inc. and Amanda D. Lewis, effective September 29, 2014

Exhibit 99.1 Press Release, September 29, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: September 29, 2014

By:
Joseph R. Dively
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Amanda D. Lewis, effective September 29, 2014
99.1	Press Release, September 29, 2014